Offerings - Offering: 1	Mar. 13, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(a)	true
Security Type	Equity
Security Class Title	2021 Equity Incentive Plan
Amount Registered | shares	712,137
Proposed Maximum Offering Price per Unit	0.8323
Maximum Aggregate Offering Price	$ 592,711.63
Fee Rate	0.01531%
Amount of Registration Fee	$ 90.74